UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 19, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Delaware                          0-22624             05-0473908
       Delaware                          1-11432             05-0475617
       Delaware                          1-11436             22-3182164
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission         (IRS Employer
incorporation or organization)        File Number)        Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                           19061
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.03 - Bankruptcy or Receivership.

(a) On September 19, 2005, Foamex International Inc. (the "Company") and certain of its subsidiaries (collectively, the "Debtors") filed voluntary petitions for relief (the "Filings") under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the District of Delaware (the "Court") (Case No. 05-12685 (PJW)). The Chapter 11 cases are being jointly administered under the caption "In re Foamex International Inc., et al., Case No. 05-12685 (PJW)." The Debtors will continue to operate their business as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.01 - Notice of Delisting  or Failure to Satisfy a Continued  Listing Rule
            or Standard; Transfer of Listing.

     On September 19, 2005, the Company received written notification from The Nasdaq Stock Market ("Nasdaq") that the Company's common stock will be delisted from Nasdaq at the opening of business on September 28, 2005, unless it requests a hearing in accordance with the Marketplace Rule 4800 Series. Nasdaq's action is based on public concerns raised by the Filings, concerns regarding the residual equity interest of the existing listed securities holders, and the Company's ability to sustain compliance with all requirements for continued listing on Nasdaq. The Company's trading symbol was changed from "FMXI" to "FMXIQ" at the opening of business on September 21, 2005. The Company's common stock may trade on the OTC Bulletin Board or the "Pink Sheets" although there can be no guarantee that trading will be available.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

     On September 19, 2005, the Company issued a press release announcing that the Company and certain of its subsidiaries filed voluntary petitions for relief under the Bankruptcy Code. A copy of the press release is attached hereto as
Exhibit 99.1.

     On September 20, 2005, the Company issued a press release announcing that it had received approval from the Court on the Company's "first day" motions that will enable the Company's operations to proceed smoothly and without interruption throughout its Chapter 11 case. A copy of the press release is attached hereto as Exhibit 99.2.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release, dated September 19, 2005, issued by Foamex International
         Inc.

99.2     Press Release, dated September 20, 2005, issued by Foamex International
         Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 21, 2005

                                  FOAMEX INTERNATIONAL INC.


                                  By:      /s/ K. Douglas Ralph
                                           ---------------------------------
                                  Name:    K. Douglas Ralph
                                  Title:   Executive Vice President and
                                           Chief Financial Officer


                                  FOAMEX L.P.
                                  By: FMXI, INC.,
                                           its Managing General Partner

                                  By:      /s/ K. Douglas Ralph
                                           ---------------------------------
                                  Name:    K. Douglas Ralph
                                  Title:   Executive Vice President and
                                           Chief Financial Officer


                                  FOAMEX CAPITAL CORPORATION

                                  By:      /s/ K. Douglas Ralph
                                           ---------------------------------
                                  Name:    K. Douglas Ralph
                                  Title:   Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number   Description

99.1     Press Release, dated September 19, 2005, issued by Foamex International
         Inc.

99.2     Press Release, dated September 20, 2005, issued by Foamex International
         Inc.